UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021

ADVANCED DRAINAGE SYSTEMS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36557	51-0105665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio		43026
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 658-0050

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Advanced Drainage Systems, Inc. (the “Company”) was held via webcast on July 22, 2021, at 10:00 a.m. Eastern Time. Stockholders were able to participate in the Annual Meeting and vote via live webcast. Stockholders considered four proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (“SEC”) on June 9, 2021. The final voting results are reported below.

Proposal One: Election of five directors, including Anesa T. Chaibi, Robert M. Eversole, Alexander R. Fischer, M.A. (Mark) Haney and Anil Seetharam to serve for a one-year term until the 2022 annual meeting of stockholders.

The Company’s stockholders elected each of the five nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Anesa T. Chaibi	77,718,301	154,790	41,510	2,025,893
Robert M. Eversole	75,076,905	2,798,365	39,331	2,025,893
Alexander R. Fischer	72,369,908	5,451,926	92,767	2,025,893
M.A. (Mark) Haney	77,661,177	213,938	39,486	2,025,893
Anil Seetharam	77,560,839	312,181	41,581	2,025,893

Proposal Two: Advisory vote to approve the compensation of the Company’s executive officers as disclosed in the Company’s Proxy Statement.

The Company’s stockholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
75,087,450	2,594,763	232,388	2,025,893

Proposal Three: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

The Company’s stockholders ratified the selection of Deloitte & Touche LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
78,737,461	1,145,353	57,680	–

Proposal Four: Approval of an amendment to the Company’s 2017 Omnibus Incentive Plan to increase the number of shares available for issuance by 1,500,000 and extend the 2017 Omnibus Incentive Plan’s duration.

The Company’s stockholders approved the amendment to the 2017 Omnibus Incentive Plan and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
75,721,093	2,137,557	55,951	2,025,893

Item 7.01	Regulation FD Disclosure.

On July 22, 2021, the Company issued a press release regarding the election of Anil Seetharam as a director. A copy of the Company’s press release is being furnished as Exhibit 99.1 and hereby incorporated by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is being furnished as part of this report:

99.1	Press release, dated July 22, 2021, issued by Advanced Drainage Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: July 22, 2021	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO & Secretary

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